                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                         HARBOR FLORIDA BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

         -----------------------------------------------------------------------

                             ----------------------

                                     HARBOR
                             [LOGO]  FLORIDA
                                     BANCSHARES
                                     INC.

                             ----------------------



                         HARBOR FLORIDA BANCSHARES, INC.
                              100 S. Second Street
                              Fort Pierce, FL 34950
                                 (772) 461-2414

                                December 17, 2003


Dear Stockholder:

     You are invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Harbor Florida Bancshares, Inc. ("Bancshares" or the "Company"), the stock holding company for Harbor Federal Savings Bank (the "Bank"). The purpose of the Annual Meeting is to consider the election of three (3) directors of the Company for three year terms and to ratify the appointment by the Company's Board of Directors of the firm of KPMG LLP as independent public accountants for the Company for the fiscal year ending September 30, 2004. The Annual Meeting is scheduled to be held on Friday, January 23, 2004, at 10:00 a.m., Florida time, at Old City Hall Annex, 315 Avenue A, Fort Pierce, Florida.

     The attached Notice of Annual Meeting and Proxy Statement describe the proposals in detail. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that you may have regarding the agenda for the Annual Meeting.

     PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK OUTSTANDING MUST BE REPRESENTED EITHER IN PERSON OR BY PROXY TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS AT THE ANNUAL MEETING.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for all your support and interest. We look forward to seeing you at the Annual Meeting.

                                       Sincerely yours,

                                       /s/ Michael J. Brown, Sr.
                                       -------------------------
                                       Michael J. Brown, Sr.
                                       President and CEO








           HARBOR FLORIDA BANCSHARES, INC. IS THE HOLDING COMPANY FOR
                           HARBOR FEDERAL SAVINGS BANK

                         HARBOR FLORIDA BANCSHARES, INC.
                              100 S. Second Street
                           Fort Pierce, Florida 34950
                                 (772) 461-2414



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 23, 2004


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Harbor Florida Bancshares, Inc. ("Bancshares" or the "Company") will be held at Old City Hall Annex located at 315 Avenue A, Fort Pierce, Florida on Friday, January 23, 2004, at 10:00 a.m. Florida time, for the following purposes, as more completely set forth in the accompanying Proxy Statement:

     1.   To elect three (3) directors of the Company for three year terms.

     2. To ratify the appointment by the Company's Board of Directors of the firm of KPMG LLP as independent public accountants for the Company for the fiscal year ending September 30, 2004.

     3. To transact such other business as may properly come before the meeting. Except with respect to procedural matters incident to the conduct of the meeting, management of Bancshares is not aware of any matters other than those set forth above which may properly come before the meeting.

     The Board of Directors of Bancshares has fixed December 5, 2003, as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.


                                         BY ORDER OF THE BOARD OF
                                         DIRECTORS


                                         /s/ Michael J. Brown, Sr.
                                         -------------------------
                                         Michael J. Brown, Sr.
                                         President and CEO


December 17, 2003
Fort Pierce, Florida


     YOUR VOTE IS IMPORTANT. YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. PROXIES MUST BE RECEIVED PRIOR TO THE COMMENCEMENT OF THE MEETING.

                         HARBOR FLORIDA BANCSHARES, INC.

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 23, 2004


     This Proxy Statement is being furnished to the holders of the common stock, par value $0.10 per share ("Common Stock"), of Harbor Florida Bancshares, Inc. ("Bancshares" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at its Annual Meeting of Stockholders ("Annual Meeting") to be held on Friday, January 23, 2004, at Old City Hall Annex located at 315 Avenue A, Fort Pierce, Florida at 10:00 a.m. Florida time, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 17, 2003.

     Each proxy solicited hereby, if properly signed and returned to Bancshares and not revoked prior to its use, will be voted in accordance with the instructions indicated on the proxies. If no contrary instructions are given, each signed proxy received will be voted in favor of the election of Messrs. Brown, Hellstrom and Lee and in favor of the ratification of KPMG LLP and in the discretion of the proxy holder, as to any other matter which may properly come before the Annual Meeting. Only proxies that are returned can be counted and voted at the Annual Meeting.


                             SOLICITATION OF PROXIES

     All costs of the solicitation of proxies will be borne by Bancshares. In addition, directors, officers and other employees of Bancshares or Harbor Federal Savings Bank (the "Bank") may solicit proxies personally or by telephone or other means without additional compensation. Bancshares will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.


                              REVOCATION OF PROXIES

     A stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of Bancshares, (ii) properly submitting to Bancshares a duly executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Harbor Florida Bancshares, Inc., 100 S. Second Street, Fort Pierce, Florida 34950, Attention:
Secretary. Proxies solicited hereby may be exercised only at the Annual Meeting and will not be used for any other meeting.


                                VOTING SECURITIES

     The securities that may be voted at the Annual Meeting consist of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. Only holders of record of Common Stock at the close of business on December 5, 2003 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. On the Record Date there were 23,816,656 shares of Common Stock issued and outstanding. Bancshares had no other class of securities outstanding at this time.

     As provided in Bancshares' Certificate of Incorporation, holders of Common Stock who beneficially own in excess of ten percent of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence in person or by proxy of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit) is necessary to constitute a quorum at the Annual Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter ("Broker Non-Votes") will be considered present for the purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting shall be adjourned in order to permit further solicitation of proxies.


                                VOTING PROCEDURES

     Once a quorum has been established, the affirmative vote of a majority of the outstanding shares of Common Stock present or represented in proxy at the Annual Meeting is required to approve the proposals described in this proxy statement, except that directors can be elected by a plurality of stockholders. Stockholders are not permitted to cumulate their votes for the election of directors or any other purpose. Votes may be cast for or withheld from each nominee for election as directors. Votes that are withheld and Broker Non-Votes will have no effect on the outcome of the election for directors because directors will be elected by a plurality of votes cast.

     With respect to the other proposals to be voted upon at the Annual Meeting, stockholders may vote for or against a proposal and may abstain from voting. Ratification of KPMG LLP as independent auditors for the fiscal year ending September 30, 2004, will require the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. Abstentions will have the same effect as a vote against this proposal. Broker Non-Votes, however, are not counted as present and entitled to vote on the proposals, and have no effect on such vote.

     The Company's annual report to stockholders for its fiscal year ended September 30, 2003 (the "Annual Report"), is mailed herewith to stockholders. The Company will file with the Securities and Exchange Commission (the "SEC") an Annual Report on Form 10-K for the fiscal year ended September 30, 2003. Stockholders may obtain, free of charge, either an additional copy of the Annual Report or a copy of the Annual Report on Form 10-K by requesting it by telephone or in writing from Ms. Toni Santiuste, Harbor Florida Bancshares, Inc., 100 S. Second Street, Fort Pierce, FL 34950, (772) 460-7002.

     Executed, unmarked proxies will be voted FOR all proposals.

     Proxies solicited hereby are to be returned to the Company's transfer agent, American Stock Transfer & Trust Company. The Board of Directors has designated American Stock Transfer & Trust Company to act as Inspector of Election and tabulate votes at the Annual Meeting. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth information as of September 30, 2003, except as specifically noted, with respect to ownership of the Company's Common Stock by: (i) the Harbor Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"); (ii) Private Capital Management and Westport Asset Management; (iii) the executive officers and directors of the Company; and (iv) all the directors, the Chief Executive Officer and the five highest paid officers (the "Executive Officers") of the Company as a group. Except for those listed below, Bancshares has no knowledge of any other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who owns beneficially more than 5% of the Common Stock.


                                                                                     Common Stock
                                                                                 Beneficially Owned(1)
                                                                                 ---------------------

           Name                               Title or Address                Number(2)         Percent
           ----                               ----------------                ------            -------
Harbor Federal Savings Bank Employee        100 S. Second Street
Stock Ownership Plan                        Fort Pierce, FL  34950            1,963,084           8.26%

Private Capital Management                  8889 Pelican Bay Blvd.
                                            Suite 500                         1,874,693           7.88%
                                            Naples, FL  34108

Westport Asset Management                   253 Riverside Avenue
                                            Westport, CT  06880               1,196,600           5.03%

Bruce R. Abernethy, Sr.                     Vice Chairman of the Board          376,319(3)(12)    1.58%

Richard N. Bird                             Director                            198,779(8)          *

Michael J. Brown, Sr.                       Director, President and Chief       898,884(4)(15)    3.78%
                                            Executive Officer

Edward G. Enns                              Chairman of the Board               136,300(6)          *

Frank H. Fee, III                           Director                            423,250(3)(13)    1.78%

Richard B. Hellstrom                        Director                            203,009(7)          *

Larry Lee, Jr.                              Director                              4,130(3)          *

Richard L. Lynch                            Director                              5,330(3)          *

Edwin R. Massey                             Director                              4,130(3)          *

Richard V. Neill                            Director                             41,231(3)(5)       *

Michael J. Brown, Jr.                       Senior Vice President               157,156(15)(17)     *

H. Michael Callahan                         Senior Vice President                53,954(9)(14)      *
                                            Chief Financial Officer

Albert L. Fort                              Senior Vice President               130,081(10)(15)     *

David C. Hankle                             Senior Vice President               276,829(11)(15)   1.16%

J. Hal Roberts                              Executive Vice President             85,893(15)(16)     *
                                            Chief Operations Officer

Directors and Executive Officers as a       N/A
group (15 persons)                                                            2,995,275          12.60%

o    Represents less than 1% of outstanding shares.

--------------------

(1) Except as otherwise noted, all beneficial ownership by directors and executive officers is direct and each director or executive officer exercises sole voting and investment power over the shares.

(2) Reflects information provided by these persons, filings made by these persons with the Securities and Exchange Commission, and other information known to Bancshares.

(3)  Includes 158,904, 122,355, 4,800, 1,330, 1,330 and 1,330 shares, respectively, held by the Directors' Deferred Compensation Plan for the benefit of Messrs. Abernethy, Fee, Neill, Lee, Lynch and Massey.

(4) Includes currently exercisable options to purchase 134,168 shares. Does not include 34,155 shares held by Mr. Brown's spouse or 1,201 shares held in trust for the benefit of grandchildren. Mr. Brown disclaims beneficial ownership of these shares.

(5)  Includes currently exercisable options to purchase 8,000 shares.

(6) Includes currently exercisable options to purchase 57,524 shares. Does not include 27,026 shares held by Mr. Enns' spouse. Mr. Enns disclaims beneficial ownership of the shares held by his spouse.

(7) Includes currently exercisable options to purchase 41,285 shares and 12,018 shares held by Mr. Hellstrom's spouse.

(8) Includes currently exercisable options to purchase 41,285 shares and 42,138 shares held by Mr. Bird's spouse, of which 2,252 shares are unvested shares of restricted stock ("RRP Stock") awarded pursuant to the Harbor Florida Bancshares 1998 Stock Incentive Plan for Directors, Officers and Employees (the "Plan").

(9)  Includes currently exercisable options to purchase 17,462 shares.

(10) Includes currently exercisable options to purchase 6,565 shares. Does not include 22,574 shares held by Mr. Fort's spouse. Mr. Fort disclaims beneficial ownership of the shares held by his spouse.

(11) Includes currently exercisable options to purchase 32,826 shares. Does not include 16,413 shares held by Mr. Hankle's spouse and 5,115 shares held by his daughters. Mr. Hankle disclaims beneficial ownership of these shares.

(12) Includes currently exercisable options to purchase 45,959 shares. Does not include 14,981 shares held by Mr. Abernethy's spouse. Mr. Abernethy disclaims beneficial ownership of the shares held by his spouse.

(13) Includes currently exercisable options to purchase 31,285 shares. Does not include 22,304 shares held by Mr. Fee's spouse. Mr. Fee disclaims beneficial ownership of the shares held by his spouse.

(14) Includes 11,702 of unvested shares of RRP stock awarded. These shares will continue to vest in equal annual installments of 1,000 shares over nine years and 1,351 shares over two years.

(15) Includes 78,789, 19,698, 19,699, 23,793 and 23,299 of unvested shares of
     RRP Stock awarded, respectively, to Messrs. Brown, Sr., Fort, Hankle, Roberts and Brown, Jr. These shares will continue to vest in equal annual installments over the next six years of continued employment with the Company.

(16) Includes currently exercisable options to purchase 14,000 shares.

(17) Includes currently exercisable options to purchase 43,713 shares and 30,050 shares held by Mr. Brown, Jr.'s spouse and 2,042 shares held in trust for minor children.

                       PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides that the Board of Directors shall be composed of not less than five nor more than 15 members. Currently, the Board has ten members, whose terms are required to be divided into three approximately equal classes.

     Three directors, Michael J. Brown, Sr., Richard B. Hellstrom, and Larry Lee, Jr. have been nominated for re-election by shareholders at the Annual Meeting. If elected, Messrs. Brown, Hellstrom and Lee will each serve for a three-year term expiring at the Annual Meeting to be held in 2007.

     The Nominating Committee of the Board of Directors determines nominees for election as directors. The Bylaws also allow stockholders to submit nominations in writing directly to the Corporate Secretary of the Company not fewer than ninety (90) days prior to the date of the Annual Meeting. No stockholder nominations have been received by the Company. There are no arrangements known to management between the persons named and any other person pursuant to which such nominees were selected.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR UNDER THIS PROPOSAL I.

     The persons named in the enclosed proxy intend to vote for the election of the named nominees, unless the proxy is marked by the stockholder to the contrary. If any nominee is unable to serve, all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. The Board of Directors knows of no reason why any nominee might be unable to serve.

     The following table sets forth certain information, as of September 30, 2003, with respect to each nominee, and each director continuing in office.


BOARD NOMINEES
                                           Age      Director Since(1)    Current Term to Expire(2)
                                           ---      --------------       ----------------------

Michael J. Brown, Sr.                      62             1977                     2004

Richard B. Hellstrom                       67             1988                     2004

Larry Lee, Jr.                             49             2002                     2004

DIRECTORS CONTINUING IN OFFICE

Bruce R. Abernethy, Sr.                    67             1983                     2005

Richard N. Bird                            62             1997                     2006

Edward G. Enns                             70             1977                     2005

Frank H. Fee, III                          59             1987                     2006

Richard L. Lynch                           45             2002                     2005

Edwin R. Massey                            56             2002                     2005

Richard V. Neill, Sr.                      69             2000                     2006

-----------------------------

(1) Includes prior service on the Board of Directors of the Bank, if applicable.
(2) All terms expire on the date of the Annual Meeting.

     The principal occupation for the last five years for each nominee and continuing director of the Company is set forth below.

     Bruce R. Abernethy, Sr.        Mr. Abernethy was elected to the Board in
                                    1983. He served as Executive Vice President of the Fort Pierce/St. Lucie County Chamber of Commerce from May 1991 to May 1993. Prior to that Mr. Abernethy was operations manager for the Southern Bell Telephone Company. He currently resides in St. Lucie County, Florida, and is retired.

     Richard N. Bird                Mr. Bird was elected to the Board in 1997.
                                    He is a real estate broker with Bird Realty
                                    Treasure Coast, Inc., a real estate
                                    brokerage firm specializing in commercial real estate in Indian River County. He is retired from elected office after serving sixteen years on the Indian River County
                                    Commission. Mr. Bird assisted the Bank in forming the Indian River County Advisory
                                    Board and served as a member of that Board in 1996.

     Michael J. Brown, Sr.          Mr. Brown has served as President and Chief
                                    Executive Officer of the Bank since 1976. He was elected to the Board in 1977. Prior to joining the Bank, Mr. Brown was the Chief
                                    Financial Officer at University Federal
                                    Savings in Coral Gables, Florida and
                                    Prudential Savings in Clayton, Missouri. Mr.
                                    Brown has served as President of the Chamber of Commerce and the Rotary Club. He has also been a member of the Federal Home Loan
                                    Mortgage Corporation Advisory Board, and currently serves as a Director of America's
                                    Community Bankers. In 2003, Mr. Brown was appointed to the Federal Reserve Board of Governors' Thrift Institutions Advisory
                                    Council.

     Edward G. Enns                 Mr. Enns has served as a Director since
                                    1977. He is the former owner of the Enns
                                    Agency, a property and casualty insurance agency located in Fort Pierce, Florida. He is a former County Commission Chairman of St. Lucie County, Florida, and presently serves as Mayor of the City of Fort Pierce.

     Frank H. Fee, III              Mr. Fee has served as a Director since 1987.
                                    He is an attorney and President of the law firm of Fee & Koblegard, P.A. which does business under the registered name of Fee, Koblegard & DeRoss, a general practice law firm located in Fort Pierce, Florida. Mr.
                                    Fee is also President of Treasure Coast
                                    Abstract & Title Insurance Company, an
                                    abstracting and title insuring agent firm, and in the business of citrus and cattle production.

     Richard B. Hellstrom           Mr. Hellstrom has been a Director since
                                    1988. He is the former President of Lindahl, Browning, Ferrari & Hellstrom, Inc., a firm specializing in civil, environmental and agricultural engineering. He currently resides in St. Lucie County and is retired.

     Larry Lee, Jr.                 Mr. Lee was appointed to the Board on March
                                    13, 2002 and elected by shareholders at the 2003 Annual Meeting. He is the owner and founder of the Larry Lee, Jr. Insurance
                                    Agency, which has been operating in Fort
                                    Pierce since 1988. Mr. Lee has served on the Board of Directors of Barnett Bank of the Treasure Coast and Nations

                                    Bank's Community Board of Directors.
                                    Currently, he also serves on the Livingstone
                                    College Board of Visitors and the Board of Trustees of the Boys & Girls Club of St. Lucie County. He is a former member of the Ft. Pierce Community Redevelopment Agency.

     Richard L. Lynch               Mr. Lynch was appointed to the Board on
                                    March 13, 2002 and elected by shareholders at the 2003 Annual Meeting. He is a Certified Public Accountant and a managing partner with the firm of Fogal, Lynch, Johnson & Long. The firm provides auditing and tax services. Mr. Lynch is a member of the American Institute and Florida Institute of Certified Public Accountants. He has been in the Treasure Coast area since 1981. Mr.
                                    Lynch is an active member of several
                                    community boards and non-profit
                                    organizations.

     Edwin R. Massey                Dr. Massey was also appointed to the Board
                                    on March 13, 2002 and elected by
                                    shareholders at the 2003 Annual Meeting. He was appointed President of Indian River
                                    Community College (IRCC) in 1988. Dr. Massey began his career at the college in 1973 as a biology professor and held several administrative positions prior to becoming
                                    President. He holds a Ph.D. in zoology and a master's degree in marine biology. IRCC has campuses in Martin, St. Lucie, Okeechobee and Indian River Counties.

     Richard V. Neill, Sr.          Mr. Neill has been a Director since 2000. He
                                    is an attorney and Chairman of the Board of the law firm of Neill, Griffin, Fowler, Tierney, Neill & Marquis, Chartered. The firm conducts a general practice. Mr. Neill engages in trial practice in Fort Pierce, Florida. He has served on the Board of Governors of the Florida Bar and is a Fellow of the American College of Trial Lawyers.
                                    Through a family business, Mr. Neill is also engaged in tomato farming and production of cattle.


BOARD MEETINGS AND COMMITTEES

     The Board of Directors currently meets once a month and may have additional meetings. During the fiscal year ended September 30, 2003, the Board met fifteen times. All Directors who served as Directors during the fiscal year ended September 30, 2003, attended at least 75% of Board meetings. All committee members attended at least 75% of the meetings of their respective committees. The standing committees include the following:

     NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Committee operates pursuant to a written charter adopted by the Board and its members are independent directors as defined by the National Association of Securities Dealers (NASD) Corporate Governance Rules. The Committee was formed in October 2003.

     The primary objectives of the Nominating and Corporate Governance Committee are to identify individuals qualified to become members of the Board of Directors (the "Board) of Harbor Florida Bancshares, Inc., and to recommend to the Board proposed nominees for Board membership; to recommend to the Board directors to serve on each standing committee of the Board; to lead the Board in its annual review of the Board's performance; to develop and to recommend to the Board a set of Corporate Governance Guidelines. The Committee currently consists of Messrs. Lee, Lynch, Massey and Neill. The Committee will also consider and recommend to the Board nominees proposed by shareholders of the Company. Shareholder nominees must be received by the Company's Corporate Secretary in writing not less than ninety (90) days before the date of the Annual Meeting.

     COMPENSATION COMMITTEE. The Compensation Committee met seven times in fiscal 2003. The Committee operates pursuant to a written charter adopted by the Board and are independent directors as defined by the National Association of Securities Dealers (NASD) Corporate Governance Rules. It reviews and discusses employee performance and prepares recommendations for annual salary adjustments and bonuses. The Committee also administers the Bank and the Company's stock benefit plans, except the ESOP. This committee currently consists of Messrs. Abernethy, Enns, Hellstrom and Massey.

     CREDIT COMMITTEE. The Credit Committee met fifteen times in fiscal 2003. It evaluates and takes action on credit applications that represent a total exposure over a certain threshold. The Committee meets on an as-needed basis and consists of Messrs. Abernethy, Bird, Enns, Fee, Hellstrom, Lee, Lynch, Massey and Neill. The Committee requires a quorum of three (3) members in order to conduct business.

     ESOP COMMITTEE. The ESOP Committee administers the ESOP. The Committee currently consists of Messrs. Abernethy, Enns, Hellstrom and Massey. The Committee met once during the 2003 fiscal year.

     AUDIT COMMITTEE. The Audit Committee met five times during the fiscal year ended September 30, 2003. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight of:

     o    The accounting and financial reporting process of the Company

     o    The audit of the consolidated financial statements of the Company

     o    The independent auditor's qualifications and independence

     o The performance of the Company's internal audit department and independent auditors

     o    The compliance by the Company with legal and regulatory requirements

     The Audit Committee is independent in accordance with the amended issuer rules of the National Association of Securities Dealers (NASD). The Audit Committee includes at least one member who is a "financial expert". The financial expert is Richard L. Lynch, and Mr. Lynch is independent in accordance with NASD rules. The Audit Committee recommended, and the Board of Directors has adopted, a written Audit Committee Charter. The Charter is reviewed on an annual basis. The Audit Committee Charter was modified in the 2003 fiscal year to reflect recent regulatory proposals and law changes under the Sarbanes Oxley Act of 2002. The Charter, as modified, is attached as Appendix A. In addition, during the fiscal year the Audit Committee has taken the following actions:

     o Reviewed and discussed the Company's financial statements for the 2003 fiscal year with management of the Company.

     o Discussed with the Company's independent auditors the matters required to be discussed under SAS 61 (Codification of Statements on Auditing Standards) and discussed and received from its independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, "Independence Discussions With Audit Committees").










     Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended September 30, 2003.


                                        BRUCE R. ABERNETHY, SR., CHAIRMAN
                                        EDWARD G. ENNS
                                        RICHARD L. LYNCH
                                        RICHARD V. NEILL, SR.

DIRECTORS' FEES

     All outside directors receive an annual fee of $25,440 per year for serving on the Board. The directors receive no fees for attendance at Board or Committee meetings. The Chairman of the Board, Edward G. Enns, and the Vice Chairman, Bruce R. Abernethy, Sr., receive $31,800 and $28,620 per year, respectively. Messrs. Abernethy, Fee, Lee, Lynch, Massey and Neill defer their compensation through the Directors' Unfunded Deferred Compensation Plan. In addition, each Director is covered by a Group Accident and Travel Plan at a cost of $210 per year per Director. The Chairman and Vice-Chairman devote approximately 10% and 8%, respectively, of their professional time to the affairs of the Company. President Brown receives no fees for serving on the Board of Directors.


DIRECTOR RETIREMENT PLAN

     Through 1996, the Bank maintained a Director Retirement Plan. In 1996, the Board discontinued this plan on a prospective basis. Under the plan, non-employee directors who served on the Board of Directors for ten (10) years and have attained the age of 65 are entitled to receive annually until death a payment upon retirement equal to 2 1/2% of the average of the annual Board fee paid such directors for the last three years of service multiplied by his years of Board service (not to exceed 50% of the average annual retainer). Directors who were elected to the Board after 1996, e.g. Richard N. Bird, Larry Lee, Jr., Richard L. Lynch, Edwin R. Massey and Richard V. Neill, are not eligible to participate in the plan.


DIRECTORS' UNFUNDED DEFERRED COMPENSATION PLAN

     The Unfunded Deferred Compensation Plan for Directors (the "Directors' Deferred Compensation Plan") provides that a director may elect to defer all or part of his annual director fee to fund the Directors' Deferred Compensation Plan. The plan also provides that deferred fees are to earn interest at an annual rate equal to the 30-month certificate of deposit rate adjusted and compounded quarterly. Amounts deferred under the Directors' Deferred Compensation Plan are distributed in annual installments over a ten year period beginning with the first day of the calendar year immediately following the year in which the director ceases to be a director. The Directors' Deferred Compensation Plan also provides methods of distribution in the event of the death of the participant as well as retirement or removal from the Board. Plan participants may elect to have their accumulated fees in the Plan used to purchase common stock at fair market value. As of September 30, 2003, the Directors' Deferred Compensation Plan held 158,904, 122,355, 4,800, 1,330, 1,330, 1,330 and 22,117 shares of common stock for Messrs. Abernethy, Fee, Neill, Lee, Lynch, Massey and Director Emeritus Richard Davis, respectively. Currently, Directors Abernethy, Fee, Lee, Lynch, Massey and Neill are deferring director fees pursuant to the Directors' Deferred Compensation Plan.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid to Mr. Michael J. Brown, Sr., President and Chief Executive Officer and the five highest paid Executive Officers.


                                                                               Long Term                  All Other
                                     Annual Compensation                      Compensation             Compensation(2)
                                     -------------------                      ------------             ------------

                                                                        Restricted
Name and                                                                  Stock        Number of
Principal Position            Year(1)     Salary        Bonus           Awards(3)      Options(4)
------------------            ----        ------        -----           ------         -------

Michael J. Brown, Sr.         2003       $367,917       $49,875               $0             0             $229,227
President                     2002        329,370             0                0        12,500              170,410
                              2001        308,967        19,964                0        30,000              100,700


Michael J. Brown, Jr.         2003       $149,500       $20,700               $0             0              $21,794
Senior Vice President-        2002        135,000             0                0         3,500               16,317
Retail Banking                2001        117,500         7,350          259,741             0               14,619


H. Michael Callahan           2003       $113,894            $0         $214,400        17,000              $15,902
Senior Vice President-        2002         87,883             0                0             0               13,518
Chief Financial Officer       2001            n/a           n/a              n/a           n/a                  n/a

Albert L. Fort                2003       $128,972       $18,720               $0             0              $21,907
Senior Vice President -       2002        124,000             0                0         3,500               17,872
Operations                    2001        119,217         8,071                0             0               17,619

David C. Hankle               2003       $159,583       $23,175               $0             0              $24,092
Senior Vice President -       2002        153,517             0                0         3,500               20,646
Credit Administration/        2001        147,379         9,905                0             0               19,655
Commercial Lending

J. Hal Roberts                2003       $180,433       $24,990               $0        15,000              $28,629
Executive Vice President -    2002        164,083             0                0         3,500               22,020
Chief                         2001        149,680         9,905                0             0               12,668
Operating Officer

-----------------------

(1)  The Company and the Bank's fiscal years each end September 30.

(2) For fiscal 2003 other compensation consists of insurance payments of $4,246, $3,485, $3,523, $3,526, $3,725, and $3,902 for Messrs. Brown, Sr.,
     Callahan, Brown, Jr., Fort, Hankle, and Roberts, respectively and contributions to the ESOP in the equivalent amount of $22,861, $10,742, $18,271, $16,452, $20,367, and $22,057 for Messrs. Brown, Sr., Callahan,
     Brown, Jr., Fort, Hankle and Roberts, respectively. Additionally, the Bank contributed $1,928, $1,674 and $2,670 to Messrs. Fort, Callahan and Roberts, respectively, pursuant to the Bank's 401(k) Profit Sharing Plan and Trust. The Bank also contributed $202,120 to fund Mr. Brown, Sr.'s Supplemental Executive Retirement Plan. Other personal benefits provided by the Company or the Bank have not been listed. The aggregate amount of such benefits does not exceed the lesser of $50,000, or 10% of each named executive officer' cash compensation.

(3) Represents restricted shares of Common Stock awarded by the Compensation Committee pursuant to the Harbor Florida Bancshares, Inc. 1998 Stock Incentive Plan for Directors, Officers and Employees (the "Plan").

(4) Options awarded in fiscal 2003 were awarded pursuant to the 1998 Stock Incentive Plan.

                           --------------------------

     OPTION GRANTS IN LAST FISCAL YEAR. 17,000 options at $21.13 were granted during fiscal 2003 to Mr. Callahan. Mr. Roberts was awarded options at $27.05 per share for 15,000 shares.

     AGGREGATE OPTION EXERCISES AND YEAR-END OPTION VALUES. The following table sets forth the number of shares acquired on the exercise of stock options and the aggregate gains realized on the exercise during fiscal 2003 by Messrs. Brown Sr., Brown, Jr., Callahan, Fort, Hankle and Roberts. The table also sets forth the number of shares covered by exercisable and unexercisable options held by the named individuals on September 30, 2003, and the aggregate gains that would have been realized had these options been exercised on September 30, 2003, even though these options were not exercised, and the unexercised options could not have been exercised, on September 30, 2003. Certain per share numbers are adjusted for the conversion at which each existing share of Harbor Florida Bancorp, Inc. was exchanged for 6.0094 shares of Common Stock.

                                Shares
                              Acquired On
                               Exercise                           Number of Shares                Value of Unexercised
                                During           Value          Covered by Unexercised                 In-The-Money
           Name               Fiscal 2003     Realized(1)         Options On 9/30/03             Options as of 9/30/03(2)
           ----               -----------     --------            ------------------             ---------------------

                                                            Exercisable     Unexercisable    Exercisable      Unexercisable
                                                            -----------     -------------    -----------      -------------
Michael J. Brown, Sr.              9,683       $162,007      134,168            161,813         $2,095,675     $2,445,359
Michael J. Brown, Jr.                  0              0       43,713             38,061            767,643        510,478
H. Michael Callahan                    0              0       17,462             15,300            261,120         84,609
Albert L. Fort                    13,484        142,661        6,565             36,330            104,843        561,185
David C. Hankle                    3,004         58,899       32,826             36,330            524,231        561,185
J. Hal Roberts                     7,000         83,300       14,000             58,155            206,920        631,076

-----------

(1) Equals the difference between the aggregate exercise price of the options exercised and the aggregate fair market value of the Common Stock received upon exercise computed using the price of the last sale of the Common Stock on the exercise date, as quoted on the NASDAQ National Market and, if necessary, adjusted for the Conversion. On July 14, 2003, Mr. Brown, Sr. exercised 9,068 options at $10.69, 541 options at $5.658 and 74 options at $14.63 when market price of the Common Stock was $27.17. Mr. Hankle exercised 3,004 options at $4.493 on March 20, 2003 when the market price of the Common Stock was $24.10. Mr. Fort exercised 13,484 options at $10.69 on October 22, 2002 when the market price of the Common Stock was $21.27. Mr. Roberts exercised 7,000 options at $11.88 on January 22, 2003 when the market price of the stock was $23.78.
(2) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the Common Stock that will be received upon exercise, assuming such exercise occurred on Tuesday, September 30, 2003, at which date the last sale of the Common Stock as quoted on the NASDAQ National Market was at $26.66 per share.

                           --------------------------



     EMPLOYEE STOCK OWNERSHIP PLAN. In 1994, the Bank established the ESOP for employees age 21 or older who have at least one year of credited service with the Bank. Following the creation of Bancshares, investments in the Harbor Florida Bancorp, Inc., and previously the Bank's, common stock by the ESOP were exchanged for Common Stock.

     As of September 30, 2003, the ESOP held 1,963,084 shares of Common Stock. These shares represent both those received by the ESOP in exchange for shares of Harbor Florida Bancorp, Inc. common stock held before the conversion and as well as shares purchased by the ESOP in the conversion. Shares of Common Stock purchased by the ESOP were funded by borrowed funds from Bancshares in the conversion. Shares purchased in the conversion by the ESOP will be allocated to participants' accounts over 20 years.

     The ESOP is administered by an unaffiliated corporate trustee in conjunction with the ESOP Committee of the Board. The ESOP trustee must vote all allocated shares held by the ESOP in accordance with the instructions of participating employees. Shares for which employees do not give instructions will be voted by the ESOP trustee.

     GAAP requires that any third party borrowing by the ESOP be reflected as a liability on Bancshares' statement of financial condition. Since the ESOP is borrowing from Bancshares, such obligation is eliminated in consolidation. However, the cost of unallocated shares are treated as a reduction of shareholders' equity.

     Contributions to the ESOP and shares released from the suspense account are allocated among ESOP participants on the basis of participants' compensation as it relates to total participant compensation. Employees are fully vested upon completion of five years of service. Benefits may be payable upon retirement, early retirement, disability, death or separation from service.

     The ESOP is subject to the requirements of ERISA and the regulation of IRS and the United States Department of Labor.

     PENSION PLAN. The Bank provides a noncontributory, defined benefit pension plan through the Financial Institutions Retirement Fund of White Plains, New York (the "Pension Plan") which covers all full-time employees who were hired before January 1, 2003 and have attained one year of service with the Bank and have attained twenty-one years of age. An employee is 100% vested in the Pension Plan when he/she completes five years of employment at the Bank. Employees who reach the age of sixty-five (65) are also 100% vested in the Pension Plan, regardless of completed years of employment.

     The following table illustrates the annual pension benefits at age 65 under the most advantageous plan provisions available at various levels of average annual salary and years of service.


      Average
      Salary                    5            10           15           20            25            30             35
      ------                    -            --           --           --            --            --             --
     $ 20,000                $ 2,000       $ 4,000      $ 6,000      $ 8,000      $ 10,000      $ 12,000       $ 14,000
     $ 40,000                $ 4,000       $ 8,000      $12,000      $16,000      $ 20,000      $ 24,000       $ 28,000
     $ 60,000                $ 6,000       $12,000      $18,000      $24,000      $ 30,000      $ 36,000       $ 42,000
     $ 80,000                $ 8,000       $16,000      $24,000      $32,000      $ 40,000      $ 48,000       $ 56,000
     $100,000                $10,000       $20,000      $30,000      $40,000      $ 50,000      $ 60,000       $ 70,000
     $125,000                $12,500       $25,000      $37,500      $50,000      $ 62,500      $ 75,000       $ 87,500
     $150,000                $15,000       $30,000      $45,000      $60,000      $ 75,000      $ 90,000       $105,000

     Normal retirement benefits under the Pension Plan are based on retirement at or after age sixty-five (65), with the amount of the benefit dependent on years of service as well as average annual salary for the five (5) consecutive years of highest salary during service prior to October 1, 2003 and career average salary for service thereafter. However, the maximum annual compensation which may be taken into account under the Internal Revenue Code of 1986, as amended, for calculating contributions under qualified defined benefit plans is currently $200,000.

     As of September 30, 2003, Messrs. Brown, Sr., Brown, Jr., Callahan, Fort, Hankle and Roberts have 27, 11, 22, 19, 17 and 19 credited years of service, respectively, under the Pension Plan. All benefits are computed as a straight-life annuity and are not subject to deduction for Social Security.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM. On September 13, 1995, the Board of Directors approved a Supplemental Executive Retirement Plan ("SERP") for President Brown. The SERP became effective on that date. The SERP will pay Mr. Brown an annual retirement benefit at age 65 of 75% of his final five year average earnings, less the amount payable from the Pension Plan and less the amount expected to be paid as a Social Security benefit. The SERP benefit accrues evenly over Mr. Brown's career so that if Mr. Brown retires or otherwise terminates his employment before attaining age 65, his benefit will be reduced on a PRO rata basis. In addition, if Mr. Brown receives his benefit before age 65, such benefit will be subject to a reduction of 3% multiplied by the number of years prior to age 65 that his benefit commences. The SERP is administered by the Compensation Committee. Payments by the Bank to fund the SERP were $202,120 in fiscal 2003.

     EMPLOYMENT AGREEMENT. The Board of Directors entered into a three-year employment agreement with President Brown effective September 3, 1995. On November 12, 2003, the Board voted to adopt an amendment to the employment agreement to include a non-compete clause requiring that President Brown, upon his retirement or termination of employment before retirement, refrain from engaging in business activities that compete with the Company for a period of three years after such termination or retirement. The Board also voted to approve an extension of this agreement effective January 6, 2004, with a new initial term to continue through January 6, 2007. During the term of the agreement, Mr. Brown's salary is equal to the initial salary plus any increases which the Board of Directors may authorize from time to time. The agreement also provides for reimbursement of reasonable business expenses, participation in the employee benefit programs of the Company or the Bank and certain other perquisites.

     In the event the Company or the Bank terminates President Brown's employment without cause, he will receive a severance payment equal to his salary, and will continue to participate in the employee benefit programs of the Bank, for the balance of the term of the agreement. Mr. Brown's agreement also provides for certain payments in the event of a change of control under the Bank Change in Control Act of 1978, a merger or consolidation, voluntary dissolution, or transfer of all of the Bank's or Bancshares' assets and liabilities. Should one of these events occur, the Bank's agreement with Mr. Brown would be assumed by any acquiring or merging entity. Further, in the one-year period following one of these events, the agreement provides Mr. Brown with certain protection against termination other than for cause and against a material diminution in his duties or reporting responsibilities under the presumption that such a change would amount to an involuntary termination of President Brown's employment with the Bank. Further, the amendment to the agreement providing for the non-compete restriction also allows President Brown to terminate the agreement for any reason during a window period beginning ninety (90) days and ending one hundred eighty (180) days after a change in control. Should one of the enumerated events occur, Mr. Brown would be entitled to a severance benefit of three times his base salary plus the amount of bonuses received during the twelve month period preceding the involuntary termination plus the cost of all benefits which Mr. Brown was entitled to in the twelve-month period preceding the involuntary termination, plus, at his election, the excess of the fair value of shares subject to options held by him over their exercise price, which would then be canceled.

     CHANGE IN CONTROL AGREEMENTS. On April 19, 2000, Bancshares and the Bank entered into Change in Control Agreements with each of Messrs. Brown, Jr., Fort and Hankle. On October 19, 2002, Bancshares and the Bank entered into a Change of Control Agreement with Mr. Callahan. On April 9, 2003, the Board voted to approve an extension of the Agreements effective April 19, 2003, with a new initial term to continue through April 19, 2006. These Agreements provide that, should the officer be terminated by Bancshares or the Bank within one year following a change in control of Bancshares or the Bank (other than termination for cause as defined in these agreements), he will receive one year's salary and continue to participate in the certain employee benefit programs of Bancshares and the Bank for 12 months following his termination. On April 19, 2003, Bancshares and the Bank entered into a Change of Control Agreement with Mr. Roberts which expanded his termination benefit to three years' salary. The aggregate payments under these agreements, presuming a termination not for cause, are dependent upon the employees' salary and level of benefits at the time of a change in control. If all four (4) senior vice presidents and the executive vice president were terminated not for cause during fiscal 2003, the total payment would be $1,106,800. These agreements have an initial three year term and may be extended by the Board of Directors.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Compensation Committee (the "Committee") currently consists of Directors Hellstrom, Abernethy, Enns and Massey, none of whom have ever been an officer or employee of the Bank or Bancshares. None of the above are members of a compensation committee of the Board of Directors of any company other than Bancshares and the Bank.

     REPORT OF THE COMPENSATION COMMITTEE. The Committee reviews and recommends to the Board of Directors compensation levels for executive officers and evaluates executive officer performance. All members of the Committee are outside directors of the Company.

     The Company's compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key officers. To achieve this goal, the Company's compensation policy integrates base salary with annual bonuses, as well as awards of stock options and restricted stock. The Committee considers each potential element when determining compensation goals.

     President Brown's compensation and related benefits are based principally on his rights under his employment agreement with the Bank, which is described elsewhere in this Proxy Statement. However, the Committee also considers the performance of the Company as well as the performance of the Common Stock. Pursuant to the employment contract, Mr. Brown's salary was $375,000 for fiscal 2003. Mr. Brown's present salary is $400,000. Mr. Brown's salary is based on many factors, including the Company's Return on Average Assets, the Company's Return on Average Equity, growth and earnings per share as well as the price of the Common Stock throughout fiscal 2003. The Committee noted that the

Company's Return on Average Assets for fiscal 2003 was 1.73%, the Return on Average Equity was 15.14% and diluted earnings per share increased 20.6% over 2002's earnings to $1.64 per share.

     In addition to reviewing this information in determining Mr. Brown's compensation, the Committee reviewed the Bank's prior year's financial performance and prevailing market rates of compensation for Mr. Brown's position. In particular, the Committee took note of the Bank's growth and growth in earnings per share.


                                          RICHARD B. HELLSTROM, CHAIRMAN
                                          BRUCE R. ABERNETHY, SR.
                                          EDWARD G. ENNS
                                          EDWIN R. MASSEY

                           --------------------------

                                PERFORMANCE GRAPH

     The following graph shows a five year comparison of cumulative total return on the Common Stock, based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total return of companies in the NASDAQ National Market and NASDAQ Bank Stocks for the period October 1, 1998, through September 30, 2003. The price of the Common Stock, as reflected in the graph, has been adjusted for the Conversion, whereby all existing shares of Harbor Florida Bancorp, Inc. were exchanged for 6.0094 shares of Common Stock, is not necessarily indicative of possible future performance of the Common Stock.



                               [PERFORMANCE GRAPH]



                                    9/30/98        9/30/99         9/30/00        9/30/01         9/30/02        9/30/03
                                    -------        -------         -------        -------         -------        -------

 Harbor Florida Bancshares          100.000        121.192         123.373        187.178         218.650        290.496
 Nasdaq Index                       100.000        163.117         217.028         88.737         69.901         106.494
 Nasdaq Bank Index                  100.000        106.492         114.136        129.436         136.654        159.099


                           --------------------------



                              CERTAIN TRANSACTIONS

     The Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or an executive officer that exceeded in the aggregate an amount equal to the greater of $25,000 or 5% of the Bank's capital and surplus, or in any event $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

     Frank H. Fee, III, a director of the Company, is also President of the law firm of Fee & Koblegard, P.A. which does business under the registered firm name of Fee, Koblegard & DeRoss, a general practice law firm. The Company paid approximately $96,000 in legal fees in the year ended September 30, 2003, to this law firm.

     Michael J. Brown, Jr., Senior Vice President - Retail Banking, is the son of Michael J. Brown, Sr., President and Chief Executive Officer of the Company.

     Director Richard N. Bird is the husband of Wendy L. Bird, a Vice President of the Bank for Community Reinvestment.

                              INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended September 30, 2003 were KPMG LLP. The Company's Board of Directors has appointed KPMG LLP to continue as independent auditors for the Bank and the Company for the year ending September 30, 2004. KPMG LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

AUDIT FEES

     The Company was billed an aggregate amount of $190,000 for fiscal year 2003 for professional services rendered by KPMG LLP for audit of the Company's annual financial statements for 2003 and review of the quarterly financial statements included in the Company's Form 10-Q during 2003. As disclosed below, the Company retained KPMG LLP to provide certain non-audit services during 2003.

     Set forth below is information relating to the aggregate KPMG LLP fees for professional services rendered for the fiscal year ended September 30, 2003.

     Audit Fees, excluding audit-related fees (1)                       $190,000
     Financial Information Systems Design and Implementation Fees(2) $ 0 All Other Fees(3)
        Audit Related(4)                                                $ 22,000
        Other Non-Audit Services(5)                                     $ 46,400
                                                                        --------

        Total All Other Fees                                            $ 68,400
                                                                        --------

(1) Audit Fees consist of fees for professional services rendered for the audit of the Company's annual financial statements for 2003 and for the review of the quarterly financial statements included in the Company's Form 10-Q during 2003.
(2) The Company was not billed any amount for professional services related to Financial Information System Design and Implementation by KPMG LLP for the fiscal year 2003.
(3) All Other Fees includes fees for services rendered other than for the services described in (1) and (2) above.
(4) Audit Related Fees included aggregate fees for professional services rendered in connection with the 2002 audit of the ESOP and procedures related to the 2003 FDICIA Report.
(5)  Other Non-Audit Services includes aggregate fees for tax services.

     The Audit Committee has concluded that the provision of services other than for the audit are compatible with maintaining the independence of KPMG LLP.


                           --------------------------



             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the knowledge of the Board and based upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) during the fiscal year ended September 30, 2003, no person who is a director, officer or beneficial owner of 10% of the Common Stock failed to file on a timely basis, the reports required by Section 16(a) of the Securities Exchange Act.


                           --------------------------

                    PROPOSAL II - RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed the firm of KPMG LLP, Certified Public Accountants, to continue as independent auditors for the Company for the fiscal year ending September 30, 2004, subject to ratification of such appointment by the stockholders. A representative of KPMG LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2004 UNDER THIS PROPOSAL II.


                           --------------------------



                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors of the Company knows of no matters to be brought before the Annual Meeting other than procedural matters incident to the conduct of the Annual Meeting. If further business is properly presented, the proxy holders will vote proxies, as determined by a majority of the Board of Directors.


             STOCKHOLDER PROPOSALS FOR INCLUSION IN PROXY STATEMENT
                             FOR 2005 ANNUAL MEETING

     Pursuant to the proxy solicitation regulations of the Securities and Exchange Commission (the "SEC"), any shareholder proposal intended for inclusion in the Company's proxy statement and form of proxy related to the Company's 2005 Annual Meeting of stockholders must be received by the Company at its principal executive offices no later than August 2, 2004, pursuant to the proxy solicitation regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy any stockholder proposal which does not meet the requirements of the SEC in effect at that time.


        NOTICE OF BUSINESS TO BE CONDUCTED AT A SPECIAL OR ANNUAL MEETING

     The bylaws of the Company set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. The bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. For proposals not included in the proxy statement, the stockholder must give written advance notice to the Secretary of the Company not less than one hundred twenty (120) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO RETURN YOUR PROXY CARD PROMPTLY. IF YOU ARE THEN PRESENT AT THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON, YOUR ORIGINAL PROXY MAY BE REVOKED BY VOTING AT THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT

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

REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR RECORDHOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.


                                     By Order of the Board of Directors

                                     /s/ Michael J. Brown, Sr.
                                     -------------------------
                                     Michael J. Brown, Sr.
                                     President and CEO

Fort Pierce, Florida
December 17, 2003


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

                             ----------------------

                                     HARBOR
                             [LOGO]  FLORIDA
                                     BANCSHARES
                                     INC.

                             ----------------------


      APPENDIX A: CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.   AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board in the oversight of: (1) the integrity of financial statements of Harbor Florida Bancshares, Inc. (the "Company"), (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit department and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

II.  AUDIT COMMITTEE MEMBERSHIP AND MEETINGS

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Securities Dealers (NASD), the Securities and Exchange Act of 1934 (the "Exchange Act") and the Commission's rules thereunder. At least one member of the Audit Committee shall be a financial expert as defined by the Commission.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee. Audit Committee members may be replaced by the Board.

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

The Audit Committee shall have the sole authority to appoint or replace the independent auditor subject to shareholder ratification. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee shall not delegate its responsibilities to pre-approve services performed by the independent auditors to management.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

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

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.


THE AUDIT COMMITTEE, TO THE EXTENT IT DEEMS NECESSARY OR APPROPRIATE, SHALL:

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.   Review and discuss quarterly reports from the independent auditors on:

     (a) All critical accounting policies and practices to be used.

     (b) All alternative treatment of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

     (c) Other material- written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5. Review with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done in general terms.

6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

9. Discuss with the independent auditor any difficulties encountered in the course of the audit work, restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

10. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operations of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR

11.  Review and evaluate lead partner of the independent auditor team.

12. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditors, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

13. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the review audit partner responsible for reviewing the audit. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating independent auditing firms on a regular basis.

14. Recommend to the Board polices for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

15. Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

16. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.


OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION

17. Review and oversee the appointment and replacement of the senior internal auditing executive.

18. Review the significant reports to management by the internal auditing department and management's responses.

19. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit department.


COMPLIANCE OVERSIGHT RESPONSIBILITIES

20. Obtain from the independent auditor assurance that Section 10A(b)* of the Exchange Act has not been required.

21. Establish complaint notification procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting, controls or auditing matters, and questionable accounting or auditing matters. The complaint notification system shall accommodate employees of the Company as well as non-employees and other third parties such as vendors, competitors and consumers. The Audit Committee shall, in its discretion, determine the most effective method for dissemination of information on the complaint system on the Company's website.

     * Section 10A(b) of the Exchange Act requires the independent auditor, if detects or becomes aware of any illegal act, to assure the Audit Committee is adequately informed and to provide a report if the independent auditor has reached specified conclusions with respect to such illegal acts.

22. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or the Company's compliance policies.

23. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

24. Work with management to develop a code of ethics applicable to the Chief Executive Officer, Chief Financial Officer and other senior financial officers as may be required by the Commission's rules. The Audit Committee shall also review procedures developed by management for public disclosure of the Code of Ethics and disclosure of any modifications thereto.


LIMITATION OF AUDIT COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.